UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004
                                                        (November 9, 2004)

                         Productivity Technologies Corp.

             (Exact name of registrant as specified in its charter)

                          ____________________________
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
                 Delaware                              0-24242                          13-3764753
       (State or other jurisdiction           (Commission file number)               (I.R.S. Employer
            of incorporation)                                                      Identification No.)
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                   3100 Copper Avenue, Fenton, Michigan 48430
               (Address of principal executive offices) (Zip Code)

                                 (810) 714-0200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-2 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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Item 4.01  Changes in Registrant's Certifying Accountant.

     As disclosed in the Company's current report on Form 8-K filed November 1, 2004, the partners of the Company's independent auditors, Follmer Rudzewicz PLC, announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services and, accordingly, has resigned as the independent auditors of the Company. On October 26, 2004, the Company was informed by Follmer Rudzewicz PLC of this newly-formed limited liability partnership.

     The Company's Audit Committee has approved the engagement of UHY LLP as the Company's independent public accountant for the Company's fiscal year ending June 30, 2005 and the interim periods prior to such year-end. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the limited liability partnership of UHY LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with the limited liability partnership of UHY LLP on any matter that was the subject of a disagreement or a reportable event.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  November 9, 2004           Productivity Technologies Corp.
                                              \(Registrant)

                                   By:  /s/ Jesse A. Levine
                                      -----------------------------------------
                                      Jesse A. Levine
                                      Vice President and Chief Financial Officer